                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2002


                           THE LACLEDE GROUP, INC.
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           (Exact name of registrant as specified in its charter)

            Missouri                   1-16681                 74-2976504
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 (State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No.)

    720 Olive Street            St. Louis, Missouri               63101
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   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (314) 342-0500
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                                    NONE
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        (Former name or former address, if changed since last report)

Item 7.           Exhibits.

         See the Index to Exhibits.


Item 9.           Regulation F.D.

         On May 6, 2002, members of management of The Laclede Group, Inc. made a presentation at the American Gas Association's Financial Analysts Conference using the slides attached as Exhibit 1. The fact sheet attached as Exhibit 2 was also distributed at the same conference.

                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE LACLEDE GROUP, INC.
                                         (Registrant)



                                        By: /s/ Douglas H. Yaeger
                                            -----------------------------------
                                            Douglas H. Yaeger
                                            Chairman of the Board, President
                                               And Chief Executive Officer



May 2, 2002
  (Date)

                              Index to Exhibits


Exhibit No.
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1 Slide presentation for 2002 American Gas Association Financial Analysts Conference
2        Fact sheet for 2002 American Gas Association Financial Analysts
         Conference